UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 18, 2005 (January 14, 2005)

NATIONWIDE FINANCIAL SERVICES, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-12785	31-1486870
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Nationwide Plaza, Columbus, Ohio	43215
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (614) 249-7111

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 – Other Events

On January 14, 2005, A.M. Best Company, Inc. (A.M. Best) issued a press release announcing that it had assigned a rating of “aa-” to the Global Medium-Term Notes and European Medium-Term Notes funding agreement-backed securities programs sponsored by Nationwide Life Insurance Company (NLIC), a wholly-owned subsidiary of Nationwide Financial Services, Inc. (NFS). A.M. Best also assigned an issuer credit rating of “aa-” to NLIC. In addition, A.M. Best assigned a debt rating of “aa-” to the outstanding notes issued under these programs. A.M. Best’s outlook for these ratings is stable.

Concurrently, A.M. Best affirmed the financial strength ratings of “A+” (Superior) of NLIC and Nationwide Life and Annuity Insurance Company, a wholly-owned subsidiary of NLIC, as well as the ratings on NFS’ outstanding debt securities. Furthermore, A.M. Best upgraded the financial strength ratings to “A+” (Superior) from “A” (Excellent) of Nationwide Life Insurance Company of America (NLICA), a wholly-owned subsidiary of NFS, and Nationwide Life and Annuity Company of America, a wholly-owned subsidiary of NLICA. A.M. Best revised its outlook for these ratings to stable from negative.

A.M. Best stated that its ratings are based on NFS’ favorable business profile, which includes balanced revenue streams, strong and diversified distribution, sound earnings capabilities and high overall investment quality. Additionally, A.M. Best noted that NFS enjoys a solid position as a provider of annuities, life insurance and retirement plans to retail and institutional markets. Lastly, A.M. Best mentioned that NFS’ ongoing initiatives to enhance distributor productivity, revamp the new business process for life policies and expand product breadth have enabled NFS to successfully address consumer needs and effectively manage risk.

A.M. Best stated that it believes the stable corporate credit environment and equity market rebound, combined with strategies NFS has implemented to augment profitability, enhance efficiency and reduce potential earnings volatility, have facilitated capital growth for NFS’ life operations. A.M. Best added that it currently views NFS’ capitalization as sufficient for its ratings, which reflect NFS’ moderate financial leverage, solid interest coverage and the franchise value associated with being a 63%-owned subsidiary of Nationwide Mutual Insurance Company, a market leader in the property/casualty industry.

Item 9.01 – Financial Statements and Exhibits

(c)	Exhibits.

Exhibit 99.1 Summary of ratings actions taken by A.M. Best on January 14, 2005

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONWIDE FINANCIAL SERVICES, INC.
(Registrant)

Date: January 18, 2005	/s/ M. Eileen Kennedy
M. Eileen Kennedy Senior Vice President — Chief Financial Officer